4870-2079-6459 CONSULTING AGREEMENT THIS CONSULTING AGREEMENT (the “Agreement”) is entered into effective as of this 24th day of July, 2022 (the “Effective Date”) and is between MICHAEL H. BRAUN, an individual residing in the State of Florida, and his heirs, assigns, executors, agents and representatives (the “Consultant”), and FEDNAT HOLDING COMPANY, a Florida corporation (together with its subsidiaries, affiliates, joint ventures and equity investments, hereinafter referred to as the “Company”). Consultant and the Company may be referred to herein collectively as "the Parties" or individually as a "Party." RECITALS: WHEREAS, Consultant has been employed as the Chief Executive Officer and President of the Company and as an officer and director of the Company’s subsidiaries, and has served as a member of the Board of Directors of the Company (the “Board”); and WHEREAS, Consultant has resigned from all of his positions with the Company and its subsidiaries effective as of July 24, 2022 (the “Employment Termination Date”); and WHEREAS, the Company wishes to secure Consultant's continuing services for a period of time, on the terms and subject to the conditions set forth in this Agreement; and WHEREAS, the Company and Consultant are Parties to (i) the Second Amended and Restated Employment Agreement dated as of January 18, 2012, as amended by the Amendment to Employment Agreement and Restrictive Covenant Agreement dated as of March 17, 2015 (the “March 2015 Amendment”), Amendment No. 2 to Employment Agreement dated as of July 11, 2016, and Amendment No. 3 dated as of January 1, 2017 (collectively, as amended, the “Employment Agreement”); and (ii) the Amended and Restated Non-Competition, Non-Disclosure and Non-Solicitation Agreement dated as of August 5, 2013, as amended by the March 2015 Amendment (collectively, as amended, the “FedNat Restrictive Covenant Agreement”); and Monarch National Insurance Company (as successor by merger to Monarch Delaware Holdings, LLC); and Consultant are Parties to the Non-Competition, Non- Disclosure and Non-Solicitation Agreement dated as of March 17, 2015 (the “Monarch Restrictive Covenant Agreement,” and together with the FedNat Restrictive Covenant Agreement, the “Restrictive Covenant Agreements”); and WHEREAS, it is the desire of the Company and Consultant to set forth herein their mutual agreement with respect to all matters relating to (i) the termination of Consultant’s employment with and service to the Company; (ii) the terms under which Consultant will act as a consultant to the Company following the Employment Termination Date; and (iii) Consultant’s release of claims, all upon the terms set forth herein. AGREEMENT: NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein, the Parties hereby agree as follows:

2 4870-2079-6459 1. Termination of Employment. Consultant confirms that he has tendered his resignation, effective as of the Employment Termination Date, as Chief Executive Officer and President of the Company, as a member of the Board, and as an officer and director of each of the Company’s subsidiaries, and from all other positions with the Company and its affiliates, joint ventures and equity investments. Following the Employment Termination Date, the respective rights and obligations of the Parties with respect to Consultant’s consulting services for the Company shall be governed by the terms of this Agreement and the Restrictive Covenant Agreements, which shall remain in full force and effect following the Employment Termination Date except as expressly set forth herein. Notwithstanding the foregoing, Consultant and the Company each acknowledge and agree that the termination of Consultant’s employment is not as a result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices and that, in the event of a breach of this Agreement or the Release by either Party, the non-breaching Party shall have such rights and remedies to which the non-breaching Party is entitled under the Employment Agreement. 2. Waiver and General Release. Concurrently with the execution of this Agreement, Consultant is executing and delivering to the Company the Waiver and General Release attached as Exhibit A hereto (the “Release”). Consultant acknowledges and agrees that execution and non-revocation of the Release is a condition to the effectiveness of this Agreement and the Company’s obligation to pay the Consulting Payments as defined herein. 3. Consulting; Cooperation. For a period of approximately six months from the Employment Termination Date through December 31, 2022 (or such earlier date if the Company terminates the consulting relationship as set forth below, the “Consulting Term”), the Company and Consultant agree that he will serve as a consultant to the Company as requested by the Company. Consultant shall provide up to five (5) days per calendar month during the Consulting Term of consultation to the Board, when requested to provide such by the Board, by video or telephone with respect to such matters as the Board may request; any period of more than four (4) hours to count as one (1) day. These time requirements are non-cumulative and shall be reasonably convenient to Consultant's schedule, as determined in good faith by Consultant. It shall be the Company’s sole discretion whether and to what extent, subject to the limitations in the preceding sentence, to request Consultant’s services under this Agreement. If Consultant is requested to provide more consultation than the time specified during any month of the Consulting Term, Consultant may agree to do so upon such terms as the Parties agree; provided, however, Consultant shall have no obligation in this regard. If this Agreement is terminated by either Party, any such termination of this Agreement shall not terminate or revoke the Release. 4. Consulting Payments. In exchange for the obligations undertaken by Consultant in this Agreement and in the Release, the Company agrees to pay to Consultant, and in lieu of the amount Consultant would have otherwise been entitled pursuant to Section 5(b) of the Employment Agreement and in consideration of the waiver of the Non-Competition Covenants (as defined in the Release), Consultant has agreed to accept: (a) within ten (10) business days following the latest date after which Consultant may no longer revoke the Release and the Consultant’s execution and delivery to the Company of the Certification attached to the Release the lump sum of Eight Hundred Thousand and 00/100 dollars ($800,000.00); and (b) thereafter, on the first day of each month beginning August 1, 2022 for six (6) consecutive months, monthly payments of Sixty-Six Thousand Six Hundred Sixty-Seven and 00/100 dollars ($66,667.00) each for a total of approximately Four Hundred Thousand and 00/100 dollars

3 4870-2079-6459 ($400,000.00) in monthly installments. At the same time as the payment made pursuant to clause (a) in the preceding sentence, the Company further agrees: (x) to vest, in accordance with their terms, all shares of restricted stock not yet vested as of the date of this Agreement; and (y) to pay Releasor paid time off and accrued vacation of ten (10) weeks (a total of One Hundred, Ninety-Two Thousand Three Hundred Eight and 00/100 dollars ($192,308.00) (collectively, the “Consulting Payments”). The Consulting Payments will be subject to applicable deductions and withholdings as required by law. Consultant shall be responsible for any other tax liabilities resulting from the Consulting Payments or any other payments made to Consultant pursuant to this Agreement. Consultant acknowledges and agrees that he shall not be entitled to any other current or future payments other than the Consulting Payments, whether under the Employment Agreement or otherwise. 5. Indemnification. Any additional tax or other obligations arising from the Consulting Payments or any consideration made under this Agreement will be the sole responsibility of Consultant. Consultant agrees to indemnify, defend, and hold the Company harmless for any further federal, state, and local tax liability, including taxes, interest, penalties or the like, and any other required withholdings, which may be or are asserted against or imposed upon Consultant by any taxing authority based upon any failure to withhold any amount from the Consulting Payments for tax purposes and shall pay to the Company, upon demand, all reasonable attorneys' fees and costs incurred by the Company related thereto. Consultant acknowledges that the Company has made no representation with respect to the taxability of the Consulting Payments made under this Agreement. 6. Notice Requirements. Any notice related to this Agreement or the Release shall be in writing and sent by email and by depositing it with a nationally recognized overnight courier service that provides confirmation of receipt and delivery (such as FedEx or UPS), addressed to the appropriate Party as hereinafter provided. Each Notice shall be effective upon being so deposited, but the time period in which a response to any notice must be given or any action taken with respect thereto shall commence to run from the date of receipt of the Notice by the addressee thereof, as evidenced by the return receipt. Rejection or other refusal by the addressee to accept or the inability to deliver because of a changed address of which no Notice was given shall be deemed to be the receipt of the Notice sent. Email correspondence is for the convenience of the Parties and is intended to facilitate discussion and deliver information. The overnight courier service (FedEx or UPS) is the primary notification method for official communication. However, if Consultant fails to update his physical address with the Company, email notice to him will be effective upon transmission. Any notice to Consultant shall be sent marked "PERSONAL AND CONFIDENTIAL" to: Michael H. Braun 10291 Sweet Bay Street Plantation, FL 33324 Email: mikebraun5050@gmail.com Any notice to the Company shall be sent to the attention of: Bruce F. Simberg, Chairman of the Board FedNat Holding Company 14050 NW 14th Street, Suite 180

4 4870-2079-6459 Sunrise, FL 33323 Email: bsimberg@fednat.com With a copy to (which shall not constitute notice): Nina S. Gordon, Esq. Nelson Mullins Riley & Scarborough LLP 2 South Biscayne Blvd., 21st Floor Miami, FL 33131 Email: nina.gordon@nelsonmullins.com 7. No Reliance. Consultant represents and acknowledges that in executing this Agreement and the Release, he has not relied upon any representation or statement made by the Company or by any of the Company’s agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement or the Release, other than the promises and representations made in this Agreement. The Parties acknowledge this process has been fair and that no undue influence was used by either of the Parties in settling this matter. Consultant represents and agrees he has not been improperly induced to enter into this Agreement or the Release, and he does so of his own free will. Consultant acknowledges he has read this Agreement and the Release and has been advised he should consult with an attorney before signing this Agreement and has either done so or has freely chosen not to do so. 8. Violation of Agreement. Should a court or arbitrator find that Consultant or the Company violated any provision of this Agreement, the Release or the Restrictive Covenant Agreements, Consultant or the Company, as applicable, shall pay such damages as are awarded by such court or arbitrator for a proven violation. The prevailing Party in any civil action or arbitration to enforce any terms of this Agreement, the Release or the Restrictive Covenant Agreements, whether brought by the Company or Consultant, shall be entitled to recover reasonable attorneys’ fees and costs expended by the non-prevailing Party in such civil action or arbitration as determined by such court or arbitrator. 9. Governing Law, Venue, Severability, and Interpretation. This Agreement and the Release shall be governed and construed in accordance with the laws of the State of Florida, with venue for any proceeding to be in the state or federal courts located in Broward County, Florida. If any provision, clause, phrase, words or word in this Agreement or the Release is declared illegal or unenforceable and if the provision, clause, phrase, words or word cannot be modified to be enforceable, then the illegal or unenforceable provision, clause, phrase, word or words shall immediately drop out of this Agreement or the Release (to the narrowest extent possible) and become null and void, leaving the remainder of this Agreement in full force and effect. 10. Entire Understanding. This Agreement, the Release and the Restrictive Covenant Agreements represent the entire understanding and agreement between the Parties with respect to the subject matter hereof and cannot be amended, supplemented, or modified except by an instrument in writing signed by the Party or Parties hereto against whom enforcement of such amendment, supplement, or modification is sought. 11. Counterparts and Electronic Copies. This Agreement may be executed in counterparts and transmitted by email, and each counterpart shall be considered an original thereof.

5 4870-2079-6459 12. Injunctive Relief/Irreparable Harm: Consultant acknowledges that the agreements and covenants contained in Section 2 of the Release and in the Restrictive Covenant Agreements are reasonable (including, but not limited to, with respect to duration, geographical area and scope) and necessary to protect the goodwill, trade secrets, other confidential business information related to the Company and other legitimate interests of the Company, including the preservation of the business of the Company in connection with Consultant’s separation of employment. Consultant agrees that the Company may bring an action for expedited injunctive relief and may, upon proper pleading and proof, obtain an injunction without the posting of a bond. In furtherance and not in limitation of the foregoing, if a final judicial determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is an unenforceable restriction against Consultant, the provisions of this Agreement, the Release or the Restrictive Covenant Agreements shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in the Agreement, the Release or the Restrictive Covenant Agreements is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein. 13. Arbitration of Disputes. The Parties agree to submit any disputes under this Agreement and the Release, except those disputes specifically excluded herein in the preceding section, to binding arbitration, conducted in accordance with the rules and guidelines of the American Arbitration Association. The Parties shall each be responsible for half of the arbitrator's fee, or arbitrators' fees (whichever is appropriate) pending resolution of the dispute and subject to the arbitrator's or arbitrators' award. The Parties further agree that the foregoing obligation to submit disputes arising from this Agreement to binding arbitration shall not apply to: (1) the Company’s actions to enforce any restrictive covenant or confidentiality provisions of the Agreement, the Release or the Restrictive Covenant Agreements, or of any restrictive covenants in the Employment Agreement; or (2) a dispute where Consultant contends the Company has failed to meet its obligations to pay the Consulting Payments, unless that dispute arises from the Company’s non-payment of the Consulting Payments based on an alleged violation of this Agreement, the Release or the Restrictive Covenant Agreements, or of any restrictive covenants in the Employment Agreement by Consultant and the Company has formally initiated arbitration alleging violation by Consultant of any restrictive covenant agreement and/or any breach of confidentiality or duty owed to the Company, in which case Consultant must pursue any claim for non- payment of the Consulting Payments in that already-initiated arbitration proceeding. [SIGNATURE PAGE FOLLOWS]

6 4870-2079-6459 The Parties have executed and delivered this Agreement, and Consultant has executed and delivered the Release, effective as of the Effective Date. CONSULTANT: /s/ Michael H. Braun Michael H. Braun COMPANY: FedNat Holding Company By:/s/ Bruce F. Simberg Title: Chairman of the Board

7 4870-2079-6459 EXHIBIT A WAIVER AND GENERAL RELEASE FedNat Holding Company, a Florida corporation (the "Company"), together with its respective parents, agents, representatives, officers, directors, managers, shareholders, employees, predecessors, subsidiaries, affiliates, joint ventures, equity investments and successors, and the parents, agents, representatives, officers, directors, managers, shareholders, employees, predecessors, subsidiaries, affiliates, joint ventures, equity investments and successors of each of the foregoing (collectively hereinafter "Releasee"), and Michael H. Braun, an individual residing in the State of Florida (and his heirs, assigns, executors, agents and representatives, hereinafter "Releasor"), hereby enter into this Waiver and General Release (the “Release”) effective July 24, 2022 (the “Effective Date”). Releasee and Releasor may be referred to herein collectively as "the Parties" or individually as a "Party." Simultaneously with the execution of this Release, Releasor and the Company are entering into a Consulting Agreement dated as of the Effective Date (the “Consulting Agreement”), the terms and conditions of which are incorporated by reference into this Release as fully as if copied verbatim. Capitalized terms used but not defined herein shall have the meanings as set forth in the Consulting Agreement. Releasor desires to compromise, settle, and fully release any and all actual or potential claims, related to his prior service to Releasee, pursuant to this Release, that he, in any capacity (whether as an employee, shareholder, officer, director or manager of the Company or any of its subsidiaries or affiliates) may have or claim to have, against Releasee. The Parties agree as follows: 1. Release: In order to induce Releasee to pay the Consulting Payments provided for in the Consulting Agreement, Releasor hereby releases and discharges Releasee from any and all claims, demands, liabilities, charges, complaints, causes of action and judgments of whatever kind or nature, whether known, unknown or suspected, which Releasor ever had or may now have against the Releasee, from the beginning of time to the date of this Release, including, without limitation:  Any purported contract between the Parties, whether oral or written entered into prior to the date of this Agreement;  Any claim for unpaid wages or bonuses or any other consideration arising out of Releasor's employment with Releasee;  Any claim whatsoever against any individual employed by or who serves as an officer or director of Releasee;  The Fair Labor Standards Act ("FLSA")  Title VII of the Civil Rights Act of 1964;  Sections 1981 through 1988 of Title 42 of the United States Code;

8 4870-2079-6459  The Employee Retirement Income Security Act of 1974 ("ERISA") (except for any vested benefits under any tax qualified benefit plan);  The Immigration Reform and Control Act;  The Americans with Disabilities Act of 1990 ("ADA");  The Age Discrimination in Employment Act ("ADEA");  The Family and Medical Leave Act ("FMLA");  The Workers Adjustment and Retraining Notification Act;  The Fair Credit Reporting Act;  The Occupational Safety and Health Act, as amended ("OSHA");  The Equal Pay Act;  Florida Civil Rights Act – Fla. Stat. § 760.01 et seq.;  Florida Whistle Blower Act – Fla. Stat. § 448.101 et seq., and any comparable federal laws, rules or regulations;  Any claim for Workers' Compensation under Fla. Stat. Chapter 440; Florida Statutory Provision Regarding Retaliation/discrimination for Filing a Workers' Compensation Claim – Fla. Stat. §440.205;  Florida Wage Discrimination Law – Fla. Stat. § 448.07;  Florida Equal Pay Law – Fla. Stat. § 725.07 and Fla. Stat. Ann. § 448.07;  Florida AIDS Act – Fla. Stat. § 110.1125, § 381.00 and § 760.50;  Florida Domestic Violence Leave Law;  Florida Preservation and Protection of the Right to Keep and Bear Arms in Vehicles Act;  Florida Discrimination on the Basis of Sickle Cell Trait Law – Fla. Stat. § 448.075 et seq.;  Florida OSHA – Fla. Stat. Ann. § 442.018(2);  Florida Wage Payment Laws;

9 4870-2079-6459  any other federal, state or local law, rule, regulation, or ordinance dealing with discrimination on the basis of sex, race, national origin, color, age, wages, religion, disability, sexual harassment, or any claims based on any type of retaliation;  any public policy, contract, tort, or common law; and/or  any basis for recovering damages, costs, fees, or other expenses including attorneys’ fees incurred in these matters. 2. Restrictive Covenants; Confidentiality of Agreement and Information; Intellectual Property: a. Confidentiality and Non-Disclosure. i. Releasor agrees that he has not violated and will abide by the terms of the Restrictive Covenant Agreements and any other agreements or policies made or agreed to by him prior to or during the term of his employment, the terms and conditions of which are incorporated herein. ii. Releasor will not at any time (whether during or after Releasor's employment with the Company): (a) retain or use for the benefit, purposes or account of Releasor or any other Person or entity; or (b) disclose, divulge, reveal, communicate, share, transfer, or provide access to any person outside the Company (other than the Company's professional advisers who are bound by confidentiality obligations), any non-public, proprietary, sensitive, or confidential information – including, without limitation, trade secrets, know- how, research and development, software, databases, inventions, processes, formulae, technology, designs and other intellectual property, information concerning finances, investments profits, pricing, costs, products, services, vendors, customers, clients partners, investors, donors, personnel, compensation, recruiting, training, advertising, sales, marketing, promotions, government and regulatory activities and approvals – concerning the past, current or future business, activities and operations of the Company, its subsidiaries or affiliates and/or any third party that has disclosed or provided any of same to the Company on a confidential basis ("Confidential Information") without the prior written authorization of the Board. iii. Confidential Information shall not include any information that is: (a) generally known to the industry or the public other than as a result of Releasor's breach of this covenant or any breach of other confidentiality obligations by third parties; (b) made legitimately available to Releasor by a third party without breach of an confidentiality obligation; or (c) required by any court order, subpoena or by operation of law to be disclosed; provided that Releasor shall give prompt written notice to the Company of such requirement, disclose no more information than is so required, and cooperate with any attempts by the Company to obtain a protective order or similar treatment to protect the

10 4870-2079-6459 Company's Confidential Information from wrongful, inadvertent or unnecessary disclosure. iv. Except to the extent disclosed by the Company in its public filings with the U.S. Securities and Exchange Commission, Releasor will not disclose to anyone, other than Releasor's immediate family and legal or financial advisors, the specific contents of this Agreement; provided that Releasor may disclose to any prospective future employer the general contents/provisions of this Agreement provided they agree to maintain the confidentiality of such terms. v. Releasor shall: (a) cease and not thereafter commence use of any Confidential Information or intellectual property (including without limitation, any patent, patent application, invention, copyright, trade secret, trademark, trademark application, trade name, logo, domain name or any other source indicator) owned or used by the Company, its subsidiaries or Affiliates; (b) immediately destroy, delete, or return to the Company, at the Company's option, all originals and copies in any form or medium (including memoranda, books, papers, plans, computer files, emails, software, passwords, letters, and other data) in Releasor's possession or control (including any of the foregoing stored in Releasor’s office, home, laptop or other computer, iPad, tablet, smartphone or other device, whether or not Company property) that contain Confidential Information or otherwise relate in any way to the business of the Company, its Affiliates and subsidiaries; and fully cooperate with the Company's instructions regarding the delivery or destruction of any other Confidential Information of which Releasor is or becomes aware. b. Non-Solicitation of Employees. During the two (2) year period following Effective Date, Releasor shall not directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity, attempt to employ or enter into any contractual arrangement with any employee or former employee of Releasee, unless such employee or former employee has not been employed by Releasee for a period in excess of six (6) months. c. Non-Competition. In consideration of Releasor’s agreement to the timing of payment of the Consulting Payments as set forth in the Consulting Agreement Section 4 below, Releasee agrees to release Releasor from the non-competition covenants set forth in Section 1 of the FedNat Restrictive Covenant Agreement and Section 1 of the Monarch Restrictive Covenant Agreement (collectively, the “Non-Competition Covenants”), in each case provided that Releasor does not revoke this Agreement, such release by Releasee of the Non-Competition Covenants to be effective upon the latest date after which this Agreement may no longer be revoked by Releasor. In no event, however, shall this release of the Non-Competition Covenants release Releasor from the other provisions of this Section 2 or the Restrictive Covenant Agreements. 3. Consulting Payment(s) Conditions: Releasor understands and agrees he has been given twenty-one (21) days to review this Release and the Consulting Agreement prior to signing them and seven (7) days in which to revoke his acceptance of this Release and the Consulting Agreement after

11 4870-2079-6459 signing them. Releasor hereby acknowledges that Releasee has advised Releasor to consult with an attorney prior to signing this Release and the Consulting Agreement. If Releasor signs this Release and the Consulting Agreement at any time prior to the end of this twenty-one (21) day period, such early signing shall be deemed a knowing and voluntary waiver of Releasor's right to consider this Release and the Consulting Agreement for twenty-one (21) days, and also deemed due to Releasor's belief that Releasor had ample time in which to consider and understand this Release and the Consulting Agreement, and in which to review this Agreement with an attorney. 4. Revocation of Release: If Releasor revokes this Release at any time, he will be required to immediately refund, in full, any part of the Consulting Payments made to him. If Releasor revokes his acceptance of this Release at any time within the first seven (7) days following his execution of the Certification attached to this Release he must notify Releasee immediately as provided for below under Section 10, Notice. If Releasor does not contact Releasee to provide notice that he has revoked his acceptance of this Release within seven (7) days from the date he executes Certification attached to this Release, he shall be deemed to have waived his right to any additional time period to review this Release and be forever barred from revoking his acceptance of this Release. In no event shall Releasor have additional time to revoke his acceptance of this Release once he has properly executed the Certification attached to this Release. 5. Acknowledgement of Payment for All Hours Worked: Releasor expressly admits and acknowledges that Releasee has paid all wages due to be paid as of the date of separation (excepting any payment for wages not yet due under Releasee's regular payroll cycle), and further admits Releasee has paid him at the appropriate rate of pay, including any payment of overtime wages required by the Fair Labor Standards Act, 29 U.S.C. §. 201 et. seq. (the "FLSA") and under Florida state and Broward County laws, regulations and/or ordinances. To the extent any controversy exists or existed as to the amount of hours worked by Releasor and paid by Releasee, Releasor affirms any such controversies and calculations have been resolved. 6. Covenant not to Sue: Releasor expressly agrees and covenants he will comply with the terms of Section 1 above and that neither he, nor any person, organization or other entity acting on his behalf, will file, charge, claim, sue or cause or permit to be filed, charged or claimed, any civil action, suit or legal proceeding for personal relief (including any action for damages, injunctive, declaratory, monetary or other relief) against Releasee, involving any matter occurring at any time in the past up to and including the date of his execution of this Release or involving any continuing effects of any acts, decisions, determinations, inactions or practices that may have arisen or occurred prior to the date of his execution of this Release. Releasor further agrees that if any person, organization or other entity should bring a claim against Releasee involving any such matter, he will not accept any personal relief in any such action. 7. Mutual Non-Disparagement: The Parties agree not to make any statements (verbal or written) publicly, or otherwise in a manner or setting that would reasonably be expected to be acted upon by the recipient of the statement, that may disparage the other, as follows: (a) Releasor agrees that he will not disparage Releasee or its current or former officers, directors, shareholders, subsidiaries, affiliates, debt holders, employees, products, practices or services, or use the name of Releasee in a manner that would reasonably be expected to diminish or otherwise damage Releasee's reputation or goodwill, and Releasor acknowledges that Releasee's business reputation is a valuable asset and this non-disparagement

12 4870-2079-6459 provision is a critical component to inducing Releasee into entering into this Release and the Consulting Agreement and paying the Consulting Payments and other consideration provided for in the Consulting Agreement to Releasor; and (b) Releasee agrees that it will instruct all members of its executive management team, Board of Directors and anyone in any position of senior management not to disparage Releasor or use the name of Releasor in a manner that would reasonably be expected to diminish or otherwise damage Releasor's reputation or goodwill, and Releasee acknowledges that Releasor's business reputation is a valuable asset and this non-disparagement provision is a critical component to inducing Releasor into entering into this Release. Disparaging statements are those that impugn the character, honesty, integrity, morality, business acumen, business abilities or competency of a Party. The Parties specifically understand this non-disparagement provision shall apply to both social media (for example Facebook, Twitter, YouTube, Instagram, GlassDoor, LinkedIn) and other more traditional forums for or forms of communication. 8. Workplace Compliance: Releasor acknowledges he is aware of no instances of legal or regulatory non-compliance that he has not reported to Releasee. 9. No Admission of Liability: The Parties hereto understand this Release is a full and complete compromise of all claims or potential claims through the date of this Release as stated above, both as to questions of liability and damages, and without an admission of liability or wrongdoing by Releasee. Any such liability or wrongdoing is expressly denied. 10. Notice Requirements: Any notice related to this Release shall be given in accordance with the Consulting Agreement. 11. No Reliance: Releasor represents and acknowledges that in executing this Release, he has not relied upon any representation or statement made by Releasee or by any of Releasee's agents, representatives or attorneys with regard to the subject matter, basis or effect of this Release, other than the promises and representations made in this Release and the Consulting Agreement. The Parties acknowledge this process has been fair and that no undue influence was used by either of the Parties in settling this matter. Releasor represents and agrees he has not been improperly induced to enter into this Release or the Consulting Agreement, and he does so of his own free will. Releasor acknowledges he has read this Release and the Consulting Agreement and has been advised he should consult with an attorney before signing this Release and the Consulting Agreement and has either done so or has freely chosen not to do so. 12. Counterparts and Electronic Copies: This Release may be executed in counterparts and transmitted by email, and each counterpart shall be considered an original thereof. 13. RELEASEE HEREBY DECLARES THE TERMS OF THIS RELEASE AND THE CONSULTING AGREEMENT HAVE BEEN COMPLETELY READ AND ARE FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED FOR THE PURPOSE OF MAKING A FULL AND FINAL COMPROMISE, WAIVER AND GENERAL RELEASE OF ANY AND ALL CLAIMS (AS PROVIDED FOR ABOVE), DISPUTED OR OTHERWISE, INVOLVING THE EMPLOYMENT AND CESSATION OF EMPLOYMENT OF RELEASOR, AND IT IS SPECIFICALLY AGREED THIS RELEASE SHALL BE A COMPLETE BAR TO ALL CLAIMS OR SUITS FOR DAMAGES OF WHATEVER NATURE INCLUDING, BUT NOT LIMITED TO,

13 4870-2079-6459 THE EMPLOYMENT AND CESSATION OF EMPLOYMENT OF RELEASOR AS STATED ABOVE. [SIGNATURE PAGES FOLLOW]

14 4870-2079-6459 AGREED TO and ACCEPTED this 24rd day of July, 2022. RELEASOR: /s/ Michael H. Braun Michael H. Braun [SIGNATURES CONTINUED ON FOLLOWING PAGE]

15 4870-2079-6459 RELEASEE: FedNat Holding Company By: /s/ Bruce F. Simberg Title: Chairman of the Board

16 4870-2079-6459 CERTIFICATION I swear that I have not revoked my willingness to fully and finally release Releasee in accordance with the provisions of the CONSULTING AGREEMENT and WAIVER AND GENERAL RELEASE, each dated as of July 24, 2022. I swear that I have been given twenty-one (21) days to review the Consulting Agreement and Waiver and General Release prior to signing them and seven (7) days in which to revoke the Consulting Agreement and Waiver and General Release after signing them. AGREED TO and ACCEPTED this 25th day of July, 2022. RELEASOR: /s/ Michael H. Braun Michael H. Braun